UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund)

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	57

About the Trustees	58

Officers	60

Consider these risks before investing: The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. See the prospectus for complete details. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing since 1937

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, economic uncertainties continue to challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common-sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Today, Putnam remains committed to this prudent approach.

Growth of a $10,000 investment since fund inception, 11/5/37, through 7/31/12

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$4,709,630
8.58%
annualized return before sales charge
$1,000,000
$100,000
$10,000
$10,000
1940
1950
1960
1970
1980
1990
2000
2010

Over seven eventful decades, the fund's balance of stocks and bonds has served investors by providing income and building wealth.

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

Interview with your fund’s portfolio managers

Financial markets experienced a number of ups and downs in the past year. How would you put this into perspective for investors?

David: If we look at broad market indexes like the S&P 500 Index, stocks advanced about 8%, which matches their long-term average, but this occurred despite persistent macroeconomic risks. At the start of the fiscal year in August 2011, stocks had become highly discounted because of the fallout from the federal debt ceiling dispute in Washington. When Standard & Poor’s downgraded the U.S. credit rating, investors quickly lost their appetite for equities. The market grew a little more constructive in December and January, after the European Central Bank took steps to relieve the liquidity crisis threatening Europe’s banking system. However, the relief proved temporary. More volatility lay in store when Greece had trouble forming a stable government and Spain and Italy saw bond yields rise to unsustainable levels. Meanwhile, economic growth slowed both in the United States and China.

Did these unusual conditions prompt any change in the fund?

David: As it has for nearly 75 years, the fund offers an all-weather strategy, we believe. The portfolio’s classic balance is intended to prepare it for changing market conditions like we saw this year. In equity holdings, we favor large and midsize companies with diversified businesses, quality cash flows, and dividends.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

The bond portfolio continued to favor high-quality government and corporate bonds, which performed well. In fact, the two ingredients that give the fund balance — stocks and bonds — experienced similar returns for the year. Investors sought out the safety of high-quality stocks and bonds because the economic outlook seemed so unclear. This trend helped the fund’s relative results.

How did the fixed-income portfolio perform?

Raman: We saw positive absolute results and a slight outperformance of the Barclays U.S. Aggregate Bond Index during the period. Although our allocation decision to favor corporate bonds over government securities turned out to be a small disadvantage, our selection decisions and our interest-rate positioning provided better results that led to the relative outperformance.

What was the fund’s exposure to government securities?

Raman: Throughout the year, approximately 20%–25% of the fund, or about 60% of the bond portfolio, was positioned in the government sector in the form of Treasuries and agency mortgages. This is typically the basis of a high-quality bond portfolio. The agency mortgage position was neutral or underweight relative to the benchmark. Since agency mortgages underperformed Treasuries over the fiscal year, this positioning aided results. Overall, however, we found more attractive opportunities in high-quality corporate bonds.

What made corporate bonds more attractive to you?

Raman: On a fundamental basis, we foresaw a low default rate. Generally speaking, because of uncertainty about expected consumer demand and government policies, many

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

companies have high cash balances and are reluctant to engage in big capital expenditures or M&A activity. We believe this trend reduces credit risk, and the yield spreads that corporate bonds offered last summer more than compensated for this risk, in our view.

On a valuation basis, corporate bonds became cheaper in 2011 because the market feared a deleveraging event might develop from Europe’s financial crisis. The most acute worries afflicted the financial industry, which made bond valuations in this industry particularly compelling, in our analysis, and we built an overweight position to it. Although the industry lagged early in the fiscal period, the position later contributed to outperformance.

How does your equity investment style help reduce the fund’s vulnerability to stock market volatility?

David: We devote considerable effort to achieving solid returns with low volatility. We generally favor companies with dominant advantages within their industries. We believe this helps to dampen earnings volatility that occurs with changes in the economic cycle. Case in point: During the period, the fund weathered the slowdown when gross domestic product growth dropped from a rate of 4.1% in the fourth quarter of 2011 to 1.5% in the second quarter of 2012. The fund’s class A shares returned 7.26% before sales charges, approximately in line with the 7.64% return of its primary benchmark, the Russell 1000 Value Index.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/12. Options and short-term holdings are excluded. Holdings will vary over time.

We also strive to avoid big overweight positions in individual securities, relative to the benchmark. The portfolio has more than 100 stocks, and the top 10 holdings represent about 20% of its assets. Bigger concentrations, it is our belief, would generate more volatility.

Which stock sector looks most attractive for you?

David: We rely on both stock selection and sector strategy, and one theme is worth mentioning. In health care, market sentiment has created undervaluation opportunities, I believe. My investment decisions often reflect a time frame of several years, and when I apply that perspective to health care, I anticipate substantial long-term growth ahead as baby boomers age, yet the stock prices have been compressed for a couple of reasons. Demand for health-care services has become less recession-proof, and the new regulations have added new uncertainty to business forecasts. Valuations became relatively more attractive, in my view, and the fund now owns a variety of stocks across this sector, in pharmaceuticals, HMOs, and medical device companies, among others.

Let’s turn to some contributors. Which holdings performed well?

David: TJX, which operates Marshalls and TJMaxx stores; Philip Morris; PPG; and Verizon all contributed to performance. The characteristics common to these stocks are that they are large-cap, well-managed, dividend-paying companies with significant market share within their industries, and in some cases their market share continues to grow. These advantages make them more resilient in weak or uncertain economies, we believe, and made them attractive to investors during the past fiscal year.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time. Data in the chart reflect a new calculation methodology put into effect within the past six months.

What were some negative contributors?

David: JPMorgan hurt performance. I favored this stock because over the past three years it has navigated its way through the financial crisis and aftermath better than most industry peers. I sold part of the position when the company revealed the losses on its trading positions during May. The lack of clarity on the losses heightened the volatility of the stock, and so I believe the lower weighting is more appropriate.

In the bond portfolio, what was your interest-rate strategy?

Raman: On average, we were modestly overweight to duration, which measures a portfolio’s sensitivity to interest rates, in the latter half of the fiscal year, especially. Our strategy for the yield curve — or the positioning of the portfolio in short-, intermediate-, and long-term bonds — anticipated a flatter curve. Both decisions helped performance. Interest rates fell, except for brief periods in January and July. The yield curve also flattened, with both intermediate- and long-term bonds gaining value.

What is your outlook for bonds and your strategy?

Raman: We expect low volatility and relatively modest returns from bonds over the next six to 12 months. A recession is unlikely, in our view, and inflation is contained. The scheduled federal budget contraction in 2013 is unlikely to go fully into effect, we believe, because Congress has motivation to take action to avoid a recession. The Federal Reserve is poised to undertake additional stimulus to the economy, but it does not appear that the magnitude of the policy would have a major effect on rates. Europe’s crisis is continuing, but the European Central Bank appears prepared to prevent a deleveraging event. In sum, we think bonds will continue to offer stability and provide a source of income. Should any factors push up interest rates, the portfolio’s overweight to corporate bonds can provide a bit of a cushion.

What is your outlook for stocks in the coming months?

David: I do not anticipate much change because there are more macroeconomic worries than optimism. As the fiscal year closed, economic uncertainty persisted. The federal government faces new fiscal policy negotiations and the outcome is difficult to predict. Europe has taken steps toward reducing structural imbalances, but progress is painfully slow, and still subject to many contingencies. Viewed from a longer-term perspective, we believe global economic growth in the next few years is likely to be less impressive than we were accustomed to during the 1980s and 1990s. In this context, we think the fund is well positioned with its balance of high-quality stocks and bonds.

Thank you, Raman and David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David M. Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava has an M.S. in Computational Finance from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

IN THE NEWS

Despite an unsteady economic recovery, corporate earnings have continued to surprise on the upside. Through early August, nearly two thirds of the S&P 500 companies that had reported second-quarter earnings beat consensus estimates. That rate is slightly higher than the 10-year average of 62%, according to research by S&P Capital IQ. Some market watchers worry that a number of headwinds could derail the streak of higher corporate profits that began in 2009, including a strengthening U.S. dollar and a potentially deteriorating situation in Europe. Analysts currently expect S&P 500 earnings in the third quarter to be slightly lower than those recorded a year ago. But for now, the second quarter of 2012 could mark the 10th straight quarter of higher earnings for the S&P 500.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.58%	8.50%	7.58%	7.58%	7.77%	7.77%	7.85%	7.80%	8.31%	8.65%

10 years	39.17	31.13	28.94	28.94	29.10	29.10	32.48	27.84	35.90	42.77
Annual average	3.36	2.75	2.57	2.57	2.59	2.59	2.85	2.49	3.12	3.62

5 years	–8.23	–13.49	–11.70	–13.12	–11.57	–11.57	–10.47	–13.60	–9.30	–7.05
Annual average	–1.70	–2.86	–2.46	–2.77	–2.43	–2.43	–2.19	–2.88	–1.93	–1.45

3 years	34.45	26.70	31.46	28.46	31.41	31.41	32.47	27.87	33.43	35.47
Annual average	10.37	8.21	9.55	8.71	9.53	9.53	9.83	8.54	10.09	10.65

1 year	7.26	1.13	6.38	1.38	6.39	5.39	6.62	2.87	6.92	7.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, levied at the time of purchase. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable contingent deferred sales charge, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 7/31/12

		Barclays U.S.		Lipper
	Russell 1000	Aggregate	George Putnam	Balanced Funds
	Value Index	Bond Index	Blended Index†	category average ‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	86.27%	73.25%	94.45%	75.81%
Annual average	6.42	5.65	6.88	5.74

5 years	–5.18	39.65	17.29	11.33
Annual average	–1.06	6.91	3.24	2.12

3 years	45.03	21.99	37.77	31.15
Annual average	13.19	6.85	11.27	9.44

1 year	7.64	7.25	8.43	3.23

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/12, there were 691, 667, 601, and 288 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,894 and $12,910, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,784 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,590 and $14,277, respectively.

Fund price and distribution information For the 12-month period ended 7/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.200		$0.103	$0.108	$0.138		$0.169	$0.231

Capital gains	—		—	—	—		—	—

Total	$0.200		$0.103	$0.108	$0.138		$0.169	$0.231

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$12.21	$12.95	$12.08	$12.14	$12.06	$12.50	$12.18	$12.26

7/31/12	12.88	13.67	12.74	12.80	12.71	13.17	12.84	12.92

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.55%	1.46%	0.78%	0.81%	1.07%	1.03%	1.31%	1.80%

Current 30-day SEC yield [2,3]	N/A	1.34	0.69	0.69	N/A	0.90	1.18	1.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund’s expenses were limited, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.57%	8.49%	7.56%	7.56%	7.76%	7.76%	7.84%	7.79%	8.30%	8.64%

10 years	29.77	22.29	20.25	20.25	20.44	20.44	23.55	19.21	26.82	33.15
Annual average	2.64	2.03	1.86	1.86	1.88	1.88	2.14	1.77	2.40	2.90

5 years	–11.92	–16.97	–15.27	–16.63	–15.18	–15.18	–14.09	–17.11	–12.88	–10.78
Annual average	–2.51	–3.65	–3.26	–3.57	–3.24	–3.24	–2.99	–3.68	–2.72	–2.26

3 years	38.90	30.92	35.69	32.69	35.76	35.76	36.88	32.04	37.97	39.95
Annual average	11.58	9.40	10.71	9.89	10.73	10.73	11.03	9.71	11.33	11.86

1 year	3.97	–2.03	3.17	–1.83	3.20	2.20	3.40	–0.19	3.71	4.22

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/11	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Annualized expense ratio for the six-month period
ended 7/31/12*	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012, to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$9.04	$9.04	$7.77	$6.51	$3.97

Ending value (after expenses)	$1,046.20	$1,042.60	$1,042.60	$1,043.40	$1,045.00	$1,047.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$8.92	$8.92	$7.67	$6.42	$3.92

Ending value (after expenses)	$1,019.74	$1,016.01	$1,016.01	$1,017.26	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 738, 699 and 618 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one- and three-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s assessment that performance in 2007 was hurt by poor stock selection, particularly within the information technology, financials, and consumer discretionary sectors, and that performance in 2008 was hurt by the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments, and that the fund’s relative performance has improved under this portfolio manager, with the fund ranking in the first quartile for the one- and three-year periods ended December 31, 2011. The Trustees also considered a number of other changes that

Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of George Putnam Balanced Fund (the “fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2012 by correspondence with the custodian, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2012

The fund’s portfolio 7/31/12

COMMON STOCKS (56.2%)*	Shares	Value

Basic materials (1.5%)
Alcoa, Inc.	213,900	$1,811,733

Dow Chemical Co. (The)	45,348	1,305,115

E.I. du Pont de Nemours & Co.	116,000	5,765,200

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	53,200	1,791,244

Nucor Corp.	59,300	2,324,560

PPG Industries, Inc.	28,400	3,108,664

Rio Tinto PLC ADR (United Kingdom)	24,300	1,122,903

Weyerhaeuser Co. R	35,072	818,931

		18,048,350
Capital goods (2.5%)
Cummins, Inc.	30,100	2,886,590

Eaton Corp.	90,100	3,949,984

Emerson Electric Co.	41,800	1,996,786

Illinois Tool Works, Inc.	60,500	3,287,570

Ingersoll-Rand PLC	29,000	1,229,890

Lockheed Martin Corp.	19,300	1,722,911

Northrop Grumman Corp.	95,900	6,348,580

Parker Hannifin Corp.	26,900	2,160,608

Raytheon Co.	73,900	4,099,972

Staples, Inc.	110,500	1,407,770

		29,090,661
Communication services (3.8%)
AT&T, Inc.	360,282	13,661,893

Comcast Corp. Class A	258,300	8,407,665

DIRECTV Class A †	16,300	809,458

Juniper Networks, Inc. †	38,400	673,152

Time Warner Cable, Inc.	37,600	3,193,368

Verizon Communications, Inc.	267,400	12,070,436

Vodafone Group PLC ADR (United Kingdom)	188,600	5,422,250

		44,238,222
Conglomerates (2.5%)
3M Co.	19,800	1,806,354

General Electric Co.	965,500	20,034,125

Tyco International, Ltd.	128,500	7,059,790

		28,900,269
Consumer cyclicals (5.6%)
Bed Bath & Beyond, Inc. †	43,500	2,651,325

Carnival Corp.	58,900	1,960,192

Ford Motor Co.	201,400	1,860,936

Hasbro, Inc.	62,300	2,231,586

Home Depot, Inc. (The)	63,000	3,287,340

Johnson Controls, Inc.	147,400	3,633,410

Kimberly-Clark Corp.	38,900	3,380,799

Macy’s, Inc.	104,300	3,738,112

Marriott International, Inc. Class A	64,620	2,353,460

News Corp. Class A	223,100	5,135,762

Omnicom Group, Inc.	23,200	1,164,176

COMMON STOCKS (56.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Stanley Black & Decker, Inc.	22,700	$1,518,403

Target Corp.	127,700	7,745,005

Time Warner, Inc.	242,800	9,498,336

TJX Cos., Inc. (The)	54,200	2,399,976

Viacom, Inc. Class B	103,600	4,839,156

Wal-Mart Stores, Inc.	25,200	1,875,636

Walt Disney Co. (The)	135,900	6,678,126

		65,951,736
Consumer staples (4.8%)
Avon Products, Inc.	151,000	2,338,990

Coca-Cola Co. (The)	26,300	2,125,040

Coca-Cola Enterprises, Inc.	187,000	5,482,840

Colgate-Palmolive Co.	20,400	2,190,144

CVS Caremark Corp.	155,600	7,040,900

General Mills, Inc.	66,500	2,573,550

Hertz Global Holdings, Inc. †	147,400	1,659,724

Kellogg Co.	30,500	1,454,850

Kraft Foods, Inc. Class A	66,262	2,631,264

Lorillard, Inc.	28,200	3,627,648

McDonald’s Corp.	31,100	2,779,096

Newell Rubbermaid, Inc.	142,100	2,508,065

PepsiCo, Inc.	23,900	1,738,247

Philip Morris International, Inc.	129,300	11,823,192

Procter & Gamble Co. (The)	97,700	6,305,558

		56,279,108
Energy (7.3%)
Anadarko Petroleum Corp.	31,500	2,187,360

Chevron Corp.	116,000	12,711,280

ConocoPhillips	64,100	3,489,604

Devon Energy Corp.	30,200	1,785,424

Exxon Mobil Corp.	278,900	24,222,465

Hess Corp.	49,600	2,339,136

National Oilwell Varco, Inc.	23,500	1,699,050

Newfield Exploration Co. †	43,300	1,321,949

Noble Corp. (Switzerland)	98,400	3,640,800

Occidental Petroleum Corp.	67,500	5,874,525

Phillips 66 †	24,100	906,160

Royal Dutch Shell PLC ADR (United Kingdom)	177,407	12,099,157

Schlumberger, Ltd.	77,795	5,543,672

Southwestern Energy Co. †	50,400	1,675,800

Total SA ADR (France)	87,000	3,997,650

Valero Energy Corp.	60,300	1,658,250

		85,152,282
Financials (10.7%)
Aflac, Inc.	111,000	4,859,580

Allstate Corp. (The)	87,600	3,004,680

American Express Co.	57,900	3,341,409

Bank of New York Mellon Corp. (The)	176,900	3,764,432

COMMON STOCKS (56.2%)* cont.	Shares	Value

Financials cont.
BB&T Corp.	55,500	$1,741,035

Capital One Financial Corp.	83,500	4,716,915

Charles Schwab Corp. (The)	280,800	3,546,504

Chubb Corp. (The)	70,600	5,131,914

Citigroup, Inc.	379,550	10,297,192

Comerica, Inc.	60,800	1,836,768

Equity Residential Trust R	21,448	1,357,873

Fifth Third Bancorp	75,700	1,046,174

Goldman Sachs Group, Inc. (The)	55,810	5,631,229

JPMorgan Chase & Co.	424,500	15,282,000

Marsh & McLennan Cos., Inc.	193,800	6,436,098

MetLife, Inc.	55,000	1,692,350

Morgan Stanley	74,940	1,023,680

PNC Financial Services Group, Inc.	28,900	1,707,990

Progressive Corp. (The)	76,500	1,510,110

Prologis, Inc. R	39,381	1,273,188

Prudential Financial, Inc.	199,400	9,627,032

RenaissanceRe Holdings, Ltd.	9,800	725,102

Simon Property Group, Inc. R	8,362	1,342,017

State Street Corp.	160,100	6,464,838

Sun Life Financial, Inc. (Canada)	72,900	1,580,472

Travelers Cos., Inc. (The)	116,000	7,267,400

U.S. Bancorp	211,000	7,068,500

Wells Fargo & Co.	324,400	10,967,964

		124,244,446
Health care (9.2%)
Abbott Laboratories	28,200	1,869,942

Aetna, Inc.	39,100	1,409,946

Baxter International, Inc.	136,900	8,010,019

Bristol-Myers Squibb Co.	81,900	2,915,640

CIGNA Corp.	99,400	4,003,832

Covidien PLC (Ireland)	86,712	4,845,467

Johnson & Johnson	279,200	19,326,224

Medtronic, Inc.	90,000	3,547,800

Merck & Co., Inc.	271,400	11,987,738

Novartis AG ADR (Switzerland)	60,600	3,552,372

Pfizer, Inc.	667,358	16,043,286

Quest Diagnostics, Inc.	25,900	1,513,337

Shire PLC ADR (Ireland)	20,000	1,723,600

St. Jude Medical, Inc.	124,500	4,651,320

Stryker Corp.	105,100	5,468,353

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	70,500	2,882,745

Thermo Fisher Scientific, Inc.	144,200	8,027,614

UnitedHealth Group, Inc.	98,500	5,032,365

		106,811,600

COMMON STOCKS (56.2%)* cont.	Shares	Value

Technology (5.0%)
Apple, Inc. †	3,800	$2,320,888

Cisco Systems, Inc.	468,000	7,464,600

EMC Corp. †	170,900	4,479,289

Hewlett-Packard Co.	82,800	1,510,272

Honeywell International, Inc.	178,000	10,332,900

IBM Corp.	18,600	3,645,228

Intel Corp.	159,100	4,088,870

KLA-Tencor Corp.	16,400	834,924

L-3 Communications Holdings, Inc.	45,800	3,246,762

Microsoft Corp.	244,600	7,208,362

NetApp, Inc. †	44,100	1,440,747

Oracle Corp.	81,400	2,458,280

Qualcomm, Inc.	51,000	3,043,680

SanDisk Corp. †	38,700	1,591,731

Texas Instruments, Inc.	126,700	3,451,308

Yahoo!, Inc. †	52,900	837,936

		57,955,777
Transportation (0.4%)
FedEx Corp.	28,800	2,600,640

United Parcel Service, Inc. Class B	24,500	1,852,445

		4,453,085
Utilities and power (2.9%)
Ameren Corp.	139,200	4,762,032

American Electric Power Co., Inc.	98,000	4,139,520

Calpine Corp. †	83,100	1,420,179

Dominion Resources, Inc.	27,300	1,482,663

Duke Energy Corp.	36,333	2,462,651

Edison International	107,100	4,945,878

Entergy Corp.	83,000	6,031,610

Exelon Corp.	20,400	798,048

NextEra Energy, Inc.	39,600	2,807,640

PG&E Corp.	119,550	5,518,428

		34,368,649

Total common stocks (cost $587,977,301)		$655,494,185

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association
Pass-Through Certificates
4s, TBA, August 1, 2042	$10,000,000	$11,001,562
3s, TBA, August 1, 2042	6,000,000	6,343,125

		17,344,687
U.S. Government Agency Mortgage Obligations (10.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, March 1, 2035	7,834	8,747
4s, July 1, 2042 ∆	10,000,000	10,789,453
3 1/2s, TBA, August 1, 2042	4,000,000	4,235,781

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.8%)* cont.	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	$6,809,244	$7,478,804
5s, with due dates from August 1, 2033 to January 1, 2039	3,187,709	3,481,317
4 1/2s, TBA, August 1, 2042	47,000,000	50,833,438
3 1/2s, TBA, August 1, 2042	11,000,000	11,671,172
3s, TBA, September 1, 2042	6,000,000	6,225,469
3s, TBA, August 1, 2042	25,000,000	26,007,813

		120,731,994

Total U.S. government and agency mortgage obligations (cost $136,981,803)		$138,076,681

U.S. TREASURY OBLIGATIONS (7.0%)*	Principal amount	Value

U.S. Treasury Bonds 4 5/8s, February 15, 2040	$770,000	$1,101,002

U.S. Treasury Notes
3 1/2s, February 15, 2018	8,700,000	10,015,875
2 5/8s, April 30, 2016	25,200,000	27,284,907
2 5/8s, February 29, 2016	14,970,000	16,171,109
2 3/8s, August 31, 2014	4,750,000	4,960,781
1 1/4s, April 15, 2014	21,300,000	21,669,423

Total U.S. treasury obligations (cost $80,865,867)		$81,203,097

CORPORATE BONDS AND NOTES (16.9%)*	Principal amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	$275,000	$356,980

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	1,545,000	1,855,770

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018	600,000	607,114

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	530,000	641,300

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	470,000	510,676

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	335,000	352,198

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	238,578

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	110,000	112,950

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,131,371

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,018,000	1,373,329

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,644

International Paper Co. sr. unsec. notes 7.95s, 2018	221,000	283,592

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	200,000	215,432

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	285,000	298,757

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	350,000	440,193

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s,
2040 (Australia)	570,000	721,353

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	167,000	177,625

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	168,000	177,442

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	385,000	528,375

Sealed Air Corp. sr. notes 7 7/8s, 2017	585,000	631,800

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	17,000	20,570

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	51,000	56,355

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	195,000	232,487

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Basic materials cont.
Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	$180,000	$210,889

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	5,000	5,338

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	735,000	834,608

		12,029,726
Capital goods (0.3%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	975,813

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	975,000	1,400,314

Republic Services, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2019	240,000	282,558

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	132,699

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	260,927

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	135,000	145,188

		3,197,499
Communication services (1.5%)
America Movil SAB de CV company guaranty sr. unsec. unsub. notes
6 1/8s, 2040 (Mexico)	200,000	261,827

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)	280,000	289,996

American Tower REIT, Inc. sr. unsec. unsub. notes 4 5/8s, 2015 R	555,000	588,995

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	705,000	853,321

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,194,000	1,585,951

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,380,000	1,895,296

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	715,000	746,550

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	305,000	313,144

Comcast Cable Communications, LLC company guaranty sr. unsec.
unsub. notes 8 7/8s, 2017	290,000	382,315

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	225,000	308,973

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	205,319

Cox Communications, Inc. 144A notes 5 7/8s, 2016	289,000	336,742

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	710,000	780,246

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	255,000	295,751

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	283,000	308,452

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030
(Netherlands)	70,000	94,200

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	380,000	497,370

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020	295,000	349,949

Qwest Corp. notes 6 3/4s, 2021	462,000	541,592

Rogers Communications, Inc. company guaranty sr. unsec. bonds
8 3/4s, 2032 (Canada)	95,000	137,988

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	1,125,000	1,226,355

TCI Communications, Inc. company guaranty sr. unsec. unsub. debs.
7 7/8s, 2026	610,000	859,119

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes
6.175s, 2014 (Italy)	300,000	304,500

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes
6.221s, 2017 (Spain)	845,000	828,324

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	$640,000	$859,366

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2039	355,000	464,057

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	110,000	153,836

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	1,038,391

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,346,627

		17,854,552
Consumer cyclicals (1.1%)
ADT Corp./The 144A company guaranty sr. unsec. notes
4 7/8s, 2042	279,000	292,795

ADT Corp./The 144A company guaranty sr. unsec. notes
3 1/2s, 2022	391,000	401,255

Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	475,000	547,294

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	730,000	1,001,700

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	430,000	452,575

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	370,000	447,502

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	820,000	975,524

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	495,000	529,843

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	233,750

Ford Motor Credit Co., LLC 144A sr. unsec. notes 4.207s, 2016	1,245,000	1,288,942

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	384,669

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)	290,000	342,665

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	846,000	880,898

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	70,000	77,099

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	110,000	118,149

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	310,000	315,567

Masco Corp. sr. unsec. bonds 7 1/8s, 2020	290,000	323,956

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	1,045,000	1,340,035

Owens Corning company guaranty sr. unsec. notes 9s, 2019	324,000	412,290

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	237,780

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	722,559

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	120,000	138,121

Time Warner, Inc. debs. 9.15s, 2023	340,000	483,805

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	630,000	674,890

		12,623,663
Consumer staples (1.2%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	375,000	534,860

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	595,000	839,536

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 8.2s, 2039	165,000	282,625

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	558,321

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Consumer staples cont.
Campbell Soup Co. debs. 8 7/8s, 2021	$855,000	$1,264,559

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	279,000	302,366

CVS Pass-Through Trust 144A company guaranty sr. notes
7.507s, 2032	727,809	936,253

CVS Pass-Through Trust 144A pass-through certificates 6.117s, 2013	127,772	130,050

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	810,000	994,733

Delhaize Group company guaranty sr. unsec. notes 5.7s, 2040
(Belgium)	665,000	553,579

Delhaize Group company guaranty sr. unsec. notes 4 1/8s, 2019
(Belgium)	260,000	245,633

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	820,000	1,180,776

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	158,569

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	309,000	408,703

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2042	1,185,000	1,336,594

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	500,000	599,615

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	791,012

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	833,204

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes
4.95s, 2042	200,000	240,146

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes
6.85s, 2016	460,000	519,800

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	780,459

		13,491,393
Energy (1.1%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	985,000	1,318,609

BG Energy Capital PLC 144A company guaranty sr. unsec. notes 4s,
2021 (United Kingdom)	250,000	275,455

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4.742s, 2021 (United Kingdom)	655,000	779,221

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (United Kingdom)	175,000	205,056

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	414,680

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s,
2020 (Italy)	825,000	819,883

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	250,152

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	340,000	462,503

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	212,851

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	286,772

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	225,000	226,088

Noble Holding International, Ltd. company guaranty sr. unsec. notes
6.05s, 2041	390,000	440,927

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 3/4s, 2041 (Brazil)	300,000	376,589

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Energy cont.
Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	$825,000	$922,913

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	355,000	369,053

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	910,000	1,029,794

Petronas Capital, Ltd. 144A company guaranty unsec. unsub. notes
5 1/4s, 2019 (Malaysia)	405,000	470,962

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	760,000	1,130,614

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company guaranty
sr. notes 5 1/2s, 2014 (Qatar)	675,000	727,380

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	245,000	263,255

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	480,000	613,445

Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019	93,000	122,231

Weatherford International, Inc. company guaranty sr. unsec. unsub.
notes 6.8s, 2037	245,000	283,091

Weatherford International, Inc. company guaranty sr. unsec. unsub.
notes 6.35s, 2017	280,000	323,581

		12,325,105
Financials (7.1%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)	1,515,000	1,600,749

Aflac, Inc. sr. unsec. notes 6.9s, 2039	500,000	641,685

Aflac, Inc. sr. unsec. notes 6.45s, 2040	345,000	424,812

American Express Bank FSB notes Ser. BKNT, 5.55s, 2012	1,160,000	1,172,008

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.549s, 2017	545,000	512,536

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	955,000	1,088,700

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	665,000	747,862

Aon PLC jr. unsec. sub. notes 8.205s, 2027	1,150,000	1,352,976

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	594,984

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	550,000	476,438

Bank Nederlandse Gemeenten 144A bonds 1 3/4s, 2015
(Netherlands)	12,100,000	12,300,728

Bank of America Corp. sr. unsec. unsub. notes 5 7/8s, 2042	265,000	303,277

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,405,000	1,586,162

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	338,312

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	145,000	120,713

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	804,000	957,837

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	1,415,000	1,436,277

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	595,990

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	331,000	409,389

BNP Paribas SA 144A jr. unsec. sub. notes FRN 7.195s, 2049 (France)	100,000	90,600

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049 (France)	850,000	731,000

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,040,000	1,152,262

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	495,883

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Financials cont.
Capital One Capital III company guaranty jr. unsec. sub. notes
7.686s, 2036	$320,000	$323,200

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	227,000	234,945

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	45,000	51,394

Citigroup, Inc. sr. unsec. sub. FRN 0.738s, 2016	123,000	108,534

Citigroup, Inc. sub. notes 5s, 2014	914,000	952,164

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	355,000	386,160

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	600,000	617,987

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	290,000	290,920

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	210,000	237,799

CNA Financial Corp. unsec. notes 6 1/2s, 2016	435,000	494,251

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	1,220,000	1,279,832

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	475,000	554,563

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	605,000	747,061

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds
FRB 5.628s, Perpetual maturity	470,000	418,888

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	418,242

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	19,000	19,670

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	785,000	852,323

GATX Financial Corp. notes 5.8s, 2016	560,000	601,935

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	355,000	372,750

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	260,000	307,074

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.667s, 2016	455,000	438,167

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	40,000	51,890

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037	1,200,000	1,495,423

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,410,000	1,380,662

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	947,350

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	282,000	289,228

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes
6 5/8s, 2040	1,540,000	1,684,477

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)	360,000	348,301

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	890,000	687,254

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	410,000	425,835

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,091,573

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	1,920,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	905,000	1,056,159

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	785,000	810,520

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	289,781

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,163,865

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. notes
FRN 1.467s, 2047	2,443,000	1,693,896

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	1,060,000	1,084,722

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,080,000	1,087,334

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	1,020,000	1,051,399

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	$815,000	$1,202,947

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,917,047

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	1,300,000	1,482,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	616,241

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	100,000	107,128

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	494,613

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	495,763

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s, 2015
(Sweden)	525,000	498,750

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,350,236

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	394,622

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	405,990

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	355,000	368,107

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	2,020,000	2,151,300

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	100,000	102,048

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	745,346

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	210,415

Prudential Holdings, LLC sr. notes FRN Ser. AGM, 1.349s, 2017	210,000	201,115

Rabobank Nederland 144A jr. unsec. sub. notes FRN 11s,
Perpetual maturity (Netherlands)	465,000	594,038

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	270,000	277,714

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	560,000	601,888

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s,
2019 (United Kingdom)	355,000	386,382

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	900,000	829,279

Societe Generale SA 144A jr. unsec. sub. bonds FRB 1.211s,
2049 (France)	385,000	175,175

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049
(United Kingdom)	800,000	800,091

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds
FRB 1.468s, 2037	1,790,000	1,321,359

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	265,000	309,883

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 5.6s, 2019	480,000	558,442

Teachers Insurance & Annuity Association of America 144A notes
6.85s, 2039	750,000	1,030,189

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	555,000	588,082

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,248,422

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	171,741

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	570,000	679,750

Wells Fargo Bank NA unsec. sub. notes FRN 0.676s, 2016	710,000	681,711

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
Perpetual maturity	1,010,000	994,608

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Financials cont.
Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes
5 3/4s, 2021 (United Kingdom)	$710,000	$794,832

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	214,000	218,280

		82,404,242
Government (0.5%)
International Bank for Reconstruction & Development unsec. unsub.
bonds 7 5/8s, 2023	4,000,000	6,028,640

		6,028,640
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	131,461

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	205,000	232,820

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	450,000	513,062

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	335,000	440,769

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	136,934

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	338,658

WellPoint, Inc. notes 7s, 2019	155,000	194,252

		1,987,956
Technology (0.2%)
Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	281,000	303,480

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	715,000	847,038

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	915,000	1,099,978

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	395,000	411,865

		2,662,361
Transportation (0.4%)
American Airlines 2011-2 Class A Pass-Through Trust pass-through
certificates Ser. 11-2, Class A, 8 5/8s, 2023	329,963	347,286

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	605,000	736,083

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	145,000	182,727

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	150,831	163,651

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	334,402	352,794

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	205,000	227,047

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	498,830

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	1,274,024	1,286,764

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	710,850	806,815

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	635,759

		5,237,756
Utilities and power (2.3%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	513,906

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	619,759

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	120,000	135,317

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,230,000	1,464,509

Beaver Valley Funding Corp. sr. bonds 9s, 2017	314,000	323,885

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	975,000	1,101,416

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,247,822	1,328,930

CORPORATE BONDS AND NOTES (16.9%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	$500,000	$662,154

Consolidated Edison Co. of New York sr. unsec. unsub. notes
4.2s, 2042	220,000	249,567

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.761s, 2066	2,310,000	2,075,932

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	10,000	12,012

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	505,376

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	685,000	620,483

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	490,000	672,181

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	235,000	276,713

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	655,000	844,819

Electricite de France SA (EDF) 144A sr. notes 5.6s, 2040 (France)	640,000	720,871

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)	360,000	354,247

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	690,000	786,808

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	264,760

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 4.85s, 2042	370,000	398,890

Iberdrola International BV company guaranty sr. unsec. unsub. notes
6 3/4s, 2036	185,000	177,586

ITC Holdings Corp. 144A notes 5 7/8s, 2016	270,000	310,991

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	425,257

Kansas Gas and Electric Co. bonds 5.647s, 2021	306,512	336,477

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	295,000	385,482

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	496,491

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	140,000	187,183

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	331,000	377,158

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes
4.2s, 2022	145,000	151,186

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	1,285,000	1,420,205

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	656,000	687,160

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	1,080,000	1,297,561

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	1,076,828

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	110,000	132,501

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	889,000	1,223,173

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067
(Canada)	975,000	1,017,786

Union Electric Co. sr. bonds 6.7s, 2019	960,000	1,227,463

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	210,000	233,230

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	1,945,000	2,051,975

		27,148,228

Total corporate bonds and notes (cost $176,638,790)		$196,991,121

INVESTMENT COMPANIES (1.5%)*	Shares	Value

Financial Select Sector SPDR Fund	702,400	$10,297,184

Market Vectors Gold Miners ETF	15,400	764,302

Utilities Select Sector SPDR Fund	109,300	4,144,656

Vanguard MSCI Emerging Markets ETF	52,300	2,093,046

Total investment companies (cost $15,841,183)		$17,299,188

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	23,205	$1,129,793

General Motors Co. Ser. B, $2.375 cv. pfd.	47,616	1,601,088

MetLife, Inc. $3.75 cv. pfd.	41,000	2,570,290

PPL Corp. $4.75 cv. pfd.	55,331	3,009,453

PPL Corp. $4.375 cv. pfd.	43,000	2,334,470

United Technologies Corp. $3.75 cv. pfd.	54,646	2,882,577

Total convertible preferred stocks (cost $15,122,814)		$13,527,671

MORTGAGE-BACKED SECURITIES (0.4%)*	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	$5,367,872	$91,002
Ser. T-56, Class 3, IO, 0.479s, 2043	6,422,632	84,297
Ser. T-56, Class 1, IO, 0.297s, 2043	8,330,372	62,478
Ser. T-56, Class 2, IO, 0.128s, 2043	7,731,000	24,159

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.31s, 2045	1,740,727	16,115

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F, 6s, 2030	711,090	726,173

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	723,880
Ser. 99-C1, Class G, 6.41s, 2031	765,731	763,817
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,164,819

Morgan Stanley Capital I FRB Ser. 07-HQ12, Class A2, 5.597s, 2049	1,041,021	1,059,240

Total mortgage-backed securities (cost $4,074,973)		$4,715,980

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$280,136

IL State G.O. Bonds
4.421s, 1/1/15	420,000	441,277
4.071s, 1/1/14	1,250,000	1,294,338

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	489,073

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	339,092

Total municipal bonds and notes (cost $2,511,481)		$2,843,916

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	$350,000	$360,787

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041	226,000	232,344

Korea Development Bank sr. unsec. unsub. notes 4s, 2016	450,000	480,048

Total foreign government bonds and notes (cost $1,032,409)		$1,073,179

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	$194,241	$19

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.246s, 2037	308,000	261,800

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.999s, 2032	351,877	147,788

Structured Asset Securities Corp. 144A FRB Ser. 98-RF3, Class A, IO,
6.1s, 2028	956,801	145,912

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,928,441	192,844

Total asset-backed securities (cost $597,082)		$748,363

SHORT-TERM INVESTMENTS (15.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	145,927,690	$145,927,690

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, August 10, 2012	$9,000,000	8,999,594

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, October 10, 2012	16,250,000	16,243,260

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, October 2, 2012	9,000,000	8,996,693

Total short-term investments (cost $180,168,808)		$180,167,237

TOTAL INVESTMENTS

Total investments (cost $1,201,812,511)		$1,292,140,618

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,165,428,569.

† Non-income-producing security.

∆ Forward commitment, in part or in entirety (Note 1).

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $82,958,750 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 7/31/12 (proceeds receivable $33,031,836)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association 4 1/2s,
August 1, 2042	$14,000,000	8/13/12	$15,141,875

Federal National Mortgage Association 3 1/2s,
August 1, 2042	11,000,000	8/13/12	11,671,172

Federal National Mortgage Association 3s,
August 1, 2042	6,000,000	8/13/12	6,241,875

Total			$33,054,922

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$18,048,350	$—	$—

Capital goods	29,090,661	—	—

Communication services	44,238,222	—	—

Conglomerates	28,900,269	—	—

Consumer cyclicals	65,951,736	—	—

Consumer staples	56,279,108	—	—

Energy	85,152,282	—	—

Financials	124,244,446	—	—

Health care	106,811,600	—	—

Technology	57,955,777	—	—

Transportation	4,453,085	—	—

Utilities and power	34,368,649	—	—

Total common stocks	655,494,185	—	—

Asset-backed securities	—	748,363	—

Convertible preferred stocks	2,882,577	10,645,094	—

Corporate bonds and notes	—	196,991,121	—

Foreign government bonds and notes	—	1,073,179	—

Investment companies	17,299,188	—	—

Mortgage-backed securities	—	4,715,980	—

Municipal bonds and notes	—	2,843,916	—

U.S. government and agency mortgage obligations	—	138,076,681	—

U.S. Treasury obligations	—	81,203,097	—

Short-term investments	145,927,690	34,239,547	-

Totals by level	$821,603,640	$470,536,978	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	$—	$(33,054,922)	$—

Totals by level	$—	$(33,054,922)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,055,884,821)	$1,146,212,928
Affiliated issuers (identified cost $145,927,690) (Note 5)	145,927,690

Cash	390,762

Dividends, interest and other receivables	4,777,787

Receivable for shares of the fund sold	213,150

Receivable for investments sold	2,442,987

Receivable for sales of delayed delivery securities (Note 1)	33,071,669

Total assets	1,333,036,973

LIABILITIES

Payable for investments purchased	4,418,754

Payable for purchases of delayed delivery securities (Note 1)	126,807,989

Payable for shares of the fund repurchased	1,395,556

Payable for compensation of Manager (Note 2)	525,557

Payable for investor servicing fees (Note 2)	348,444

Payable for custodian fees (Note 2)	13,376

Payable for Trustee compensation and expenses (Note 2)	480,734

Payable for administrative services (Note 2)	2,446

Payable for distribution fees (Note 2)	292,002

TBA sale commitments, at value (proceeds receivable $33,031,836) (Note 1)	33,054,922

Other accrued expenses	268,624

Total liabilities	167,608,404

Net assets	$1,165,428,569

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,954,786,922

Undistributed net investment income (Note 1)	2,911,002

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(882,574,376)

Net unrealized appreciation of investments	90,305,021

Total — Representing net assets applicable to capital shares outstanding	$1,165,428,569

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($973,318,085 divided by 75,583,055 shares)	$12.88

Offering price per class A share (100/94.25 of $12.88)*	$13.67

Net asset value and offering price per class B share ($29,272,428 divided by 2,298,277 shares)**	$12.74

Net asset value and offering price per class C share ($21,222,555 divided by 1,657,774 shares)**	$12.80

Net asset value and redemption price per class M share ($70,317,218 divided by 5,531,001 shares)	$12.71

Offering price per class M share (100/96.50 of $12.71)*	$13.17

Net asset value, offering price and redemption price per class R share
($1,208,718 divided by 94,119 shares)	$12.84

Net asset value, offering price and redemption price per class Y share
($70,089,565 divided by 5,424,223 shares)	$12.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $142,152)	$20,205,396

Interest (net of foreign tax of $184) (including interest income of $116,389 from investments
in affiliated issuers) (Note 5)	12,779,259

Total investment income	32,984,655

EXPENSES

Compensation of Manager (Note 2)	6,249,454

Investor servicing fees (Note 2)	2,279,952

Custodian fees (Note 2)	34,269

Trustee compensation and expenses (Note 2)	99,762

Administrative services (Note 2)	37,328

Distribution fees — Class A (Note 2)	2,436,422

Distribution fees — Class B (Note 2)	325,691

Distribution fees — Class C (Note 2)	212,144

Distribution fees — Class M (Note 2)	531,635

Distribution fees — Class R (Note 2)	5,932

Other	444,992

Total expenses	12,657,581

Expense reduction (Note 2)	(25,516)

Net expenses	12,632,065

Net investment income	20,352,590

Net realized gain on investments (Notes 1 and 3)	72,963,801

Net realized loss on foreign currency transactions (Note 1)	(61)

Net unrealized depreciation of investments and TBA sale commitments during the year	(14,924,647)

Net gain on investments	58,039,093

Net increase in net assets resulting from operations	$78,391,683

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$20,352,590	$19,699,183

Net realized gain on investments
and foreign currency transactions	72,963,740	106,963,794

Net unrealized appreciation (depreciation) of investments	(14,924,647)	23,125,657

Net increase in net assets resulting from operations	78,391,683	149,788,634

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,021,856)	(18,171,051)

Class B	(282,747)	(451,746)

Class C	(188,592)	(216,716)

Class M	(815,956)	(967,653)

Class R	(16,639)	(20,173)

Class Y	(1,261,401)	(1,374,319)

Increase in capital from settlement payments (Note 6)	—	476,149

Redemption fees (Note 1)	—	1

Decrease from capital share transactions (Note 4)	(134,214,725)	(196,021,434)

Total decrease in net assets	(74,410,233)	(66,958,308)

NET ASSETS

Beginning of year	1,239,838,802	1,306,797,110

End of year (including undistributed net investment income
of $2,911,002 and $1,066,153, respectively)	$1,165,428,569	$1,239,838,802

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
															of expenses	Ratio of net
														Ratio	to average	investment
	Net asset	Net	Net realized											of expenses	net assets	income (loss)
	value,	investment	and unrealized	Total from	From	From	From	Total		Non-recurring	Net asset	Total return	Net assets,	to average	excluding	to average	Portfolio
	beginning	income	gain (loss)	investment	net investment	net realized gain	return	distribu-	Redemption	reimburse-	value, end	at net asset	end of period	net assets	interest	net assets	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	tions	fees	ments	of period	value (%) [b]	(in thousands)	(%) [c]	expense (%) [c]	(%)	(%) [d]

Class A
July 31, 2012	$12.21	.22	.65	.87	(.20)	—	—	(.20)	—	—	$12.88	7.26	$973,318	1.03	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	—	—	(.20)	— [e]	— [f]	12.21	12.09	1,034,828	1.05	1.05	1.57	176
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	— [e]	—	11.08	11.83	1,077,209	1.13 [h]	1.13 [h]	2.27	341
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	— [e]	— [g]	10.14	(22.58)	1,146,770	1.34 [i,j]	1.14 [j]	2.61 [j]	233
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	— [e]	—	13.99	(11.84)	2,173,291	1.00 [j]	1.00 [j]	3.80 [j]	124

Class B
July 31, 2012	$12.08	.13	.63	.76	(.10)	—	—	(.10)	—	—	$12.74	6.38	$29,272	1.78	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.08	11.24	39,031	1.80	1.80	.82	176
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	— [e]	—	10.96	11.09	56,880	1.88 [h]	1.88 [h]	1.54	341
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.02	(23.23)	86,981	2.09 [i,j]	1.89 [j]	1.85 [j]	233
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	— [e]	—	13.83	(12.50)	206,269	1.75 [j]	1.75 [j]	2.99 [j]	124

Class C
July 31, 2012	$12.14	.13	.64	.77	(.11)	—	—	(.11)	—	—	$12.80	6.39	$21,223	1.78	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.14	11.22	22,013	1.80	1.80	.82	176
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	— [e]	—	11.02	11.06	22,814	1.88 [h]	1.88 [h]	1.52	341
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.08	(23.17)	23,296	2.09 [i,j]	1.89 [j]	1.86 [j]	233
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	— [e]	—	13.90	(12.41)	46,134	1.75 [j]	1.75 [j]	3.03 [j]	124

Class M
July 31, 2012	$12.06	.16	.63	.79	(.14)	—	—	(.14)	—	—	$12.71	6.62	$70,317	1.53	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	—	—	(.14)	— [e]	— [f]	12.06	11.60	75,160	1.55	1.55	1.07	176
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	— [e]	—	10.94	11.33	79,010	1.63 [h]	1.63 [h]	1.77	341
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	— [e]	— [g]	10.01	(22.99)	81,025	1.84 [i,j]	1.64 [j]	2.13 [j]	233
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	— [e]	—	13.82	(12.23)	128,094	1.50 [j]	1.50 [j]	3.31 [j]	124

Class R
July 31, 2012	$12.18	.19	.64	.83	(.17)	—	—	(.17)	—	—	$12.84	6.92	$1,209	1.28	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	—	—	(.17)	— [e]	— [f]	12.18	11.84	1,216	1.30	1.30	1.32	176
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	— [e]	—	11.05	11.59	1,345	1.38 [h]	1.38 [h]	2.03	341
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	— [e]	— [g]	10.11	(22.71)	1,493	1.59 [i,j]	1.39 [j]	2.30 [j]	233
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	— [e]	—	13.94	(12.04)	4,274	1.25 [j]	1.25 [j]	3.66 [j]	124

Class Y
July 31, 2012	$12.26	.25	.64	.89	(.23)	—	—	(.23)	—	—	$12.92	7.42	$70,090.78		.78	2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	—	—	(.23)	— [e]	— [f]	12.26	12.42	67,590.80		.80	1.82	176
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	— [e]	—	11.12	12.18	69,539	.88 [h]	.88 [h]	2.55	341
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	— [e]	— [g]	10.17	(22.42)	103,251	1.09 [i,j]	.89 [j]	2.87 [j]	233
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	— [e]	—	14.04	(11.57)	257,459	.75 [j]	.75 [j]	4.05 [j]	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund pursues this goal by investing mainly in bonds and U.S. value stocks, with a greater emphasis on value stocks. However, under normal circumstances, the fund invests at least 25% of the fund’s total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments and among other things, credit, interest rate and prepayment issues, as well as, general market conditions when deciding whether to buy or sell fixed income investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $878,741,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$238,965,283	N/A	$238,965,283	July 31, 2017

639,776,143	N/A	639,776,143	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and/or permanent differences of losses on wash sale transactions and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $79,450 to increase undistributed net investment income, $1,002 to decrease paid-in-capital and $78,448 to increase accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$126,967,764
Unrealized depreciation	$(40,472,607)

Net unrealized appreciation	$86,495,157
Undistributed ordinary income	$2,911,002
Capital loss carryforward	$(878,741,426)
Cost for federal income tax purposes	$1,205,645,461

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through June 30, 2013:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,221 under the expense offset arrangements and by $21,295 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $918, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,993 and $413 from the sale of class A and class M shares, respectively, and received $25,861 and $570 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $87 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,006,143,023 and $1,086,603,303, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $319,314,508 and $256,324,239, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	4,176,401	$51,105,145	5,472,625	$65,405,057

Shares issued in connection with
reinvestment of distributions	1,210,965	14,521,259	1,397,797	16,355,108

	5,387,366	65,626,404	6,870,422	81,760,165

Shares repurchased	(14,527,294)	(177,131,293)	(19,352,341)	(230,270,993)

Net decrease	(9,139,928)	$(111,504,889)	(12,481,919)	$(148,510,828)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	236,098	$2,871,876	243,230	$2,864,261

Shares issued in connection with
reinvestment of distributions	22,966	272,062	37,617	432,516

	259,064	3,143,938	280,847	3,296,777

Shares repurchased	(1,192,864)	(14,417,278)	(2,240,199)	(26,420,196)

Net decrease	(933,800)	$(11,273,340)	(1,959,352)	$(23,123,419)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	202,878	$2,447,332	179,473	$2,124,913

Shares issued in connection with
reinvestment of distributions	14,628	174,519	17,193	200,066

	217,506	2,621,851	196,666	2,324,979

Shares repurchased	(372,777)	(4,537,690)	(454,627)	(5,374,980)

Net decrease	(155,271)	$(1,915,839)	(257,961)	$(3,050,001)

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	632,492	$7,630,386	541,294	$6,360,649

Shares issued in connection with
reinvestment of distributions	68,110	807,182	82,446	952,265

	700,602	8,437,568	623,740	7,312,914

Shares repurchased	(1,402,530)	(16,944,743)	(1,610,861)	(19,063,596)

Net decrease	(701,928)	$(8,507,175)	(987,121)	$(11,750,682)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	30,235	$371,945	22,170	$263,068

Shares issued in connection with
reinvestment of distributions	1,366	16,349	1,730	20,173

	31,601	388,294	23,900	283,241

Shares repurchased	(37,325)	(455,995)	(45,784)	(555,084)

Net decrease	(5,724)	$(67,701)	(21,884)	$(271,843)

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	688,476	$8,632,348	714,819	$8,287,925

Shares issued in connection with
reinvestment of distributions	100,727	1,211,947	116,179	1,362,985

	789,203	9,844,295	830,998	9,650,910

Shares repurchased	(879,680)	(10,790,076)	(1,570,037)	(18,965,571)

Net decrease	(90,477)	$(945,781)	(739,039)	$(9,314,661)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $116,389 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $309,701,109 and $359,497,308, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $465,203 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,946 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 88.93% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 96.30%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,455,892 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer,	BSA Compliance Officer
and Trust Company	and Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk,
Ropes & Gray LLP	Vice President and	and Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy Manager,
PricewaterhouseCoopers LLP	Vice President and	Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN021
276197 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$136,346	$--	$15,750	$2,356
July 31, 2011	$213,382	$--	$9,375	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $180,115 and $181,757 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$45,000	$ —	$ —

July 31, 2011	$ —	$173,510	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012